Exhibit 10.2

September 28, 2007

Mr. Kenneth T. Hern
c/o Nova Biosource Fuels, Inc.
360 North Sam Houston Parkway East, Suite 630
Houston, Texas 77060

Dear Sir:

This letter agreement will confirm the understandings between Nova Biosource Fuels, Inc. (“Nova”) and you, as a stockholder of Nova, in connection with Nova’s private placement of up to $55.0 million of 10% Convertible Senior Secured Notes due 2012 (the “Notes”), which closed on September 28, 2007. Prior to the offering, Jefferies & Company, Inc. (“Jefferies”), the placement agent for the Notes, advised Nova that, to successfully market the offering, buyers of convertible securities must be able to borrow shares of Nova common stock on customary terms in order to hedge purchases of the Notes. Based on the existing public float of Nova’s stock, there was not a sufficient number of shares available in the market to borrow on customary terms. Accordingly, Jefferies stated to Nova that the proposed investors in the Notes would only proceed with the private placement if you, as a significant stockholder of Nova, agreed for a period until September 28, 2012 (the “Availability Period”), to permit Jefferies to borrow up to 4,500,000 shares of Nova common stock as needed. On September 28, 2007, in order to facilitate Nova’s placement of the Notes, you and your affiliates agreed with Jefferies not to dispose of the 4,500,000 shares during the Availability Period and to make the shares available for borrowing by Jefferies during that period. You will receive from Jefferies only a minimal spread of approximately 25 basis points on any shares actually borrowed.

In order to appropriately compensate you and your affiliates for agreeing to lend the shares and accepting the resulting liquidity risk, you and Nova have agreed as follows:

(i)            Promptly following the date hereof, Nova will use all reasonable efforts to file and keep in effect a Registration Statement on Form S-3 or other applicable form to register the resale under the Securities Act of 1933 the shares of Nova common stock subject to the stock loan arrangement.

(ii)           Upon effectiveness of the Registration Statement, you will enter into the Master Share Loan Agreement with Jefferies, in substantially the form presented to you, and to perform your obligations thereunder and under the letter agreement between Jefferies and you entered into contemporaneously herewith.

(iii)          During the Availability Period, you will not dispose of or encumber or otherwise impair in any fashion, at any time, the availability of up to 4,500,000 shares and to make such shares available for borrowing by Jefferies pursuant to the Master Share Lending Agreement.

Nova represents to you that (i) Nova has the requisite corporate power and authority to enter into and perform its obligations under this letter agreement; (ii) this letter agreement has been approved by the Audit Committee of Nova’s Board of Directors; and (iii) any necessary exceptions or waivers under Nova’s Code of Ethics and Business Conduct have been obtained in order to permit Nova to enter into and perform this letter agreement, including any assignment hereof.

This letter agreement contains all the understandings between Nova and you pertaining to the matters referred to herein, and supercedes all undertakings and agreements, whether oral or in writing, previously entered into by Nova and you with respect hereto. No provision of this letter agreement may be amended or waived unless such amendment or waiver is agreed to in writing signed by you and a duly authorized officer of Nova. No waiver by Nova or you of any breach by the other party hereto of any condition or provision of this letter agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time. If any provision of this letter agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this letter agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law. This letter agreement will be governed by and construed in accordance with the laws of the State of New York. This letter agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Please indicate your agreement with the foregoing by signing this letter agreement in the space provided below.

Very truly yours,

Nova Biosource Fuels, Inc.

By:	/s/ J.D. McGraw
Name: J.D. McGraw
Title: President

The foregoing letter agreement
is consented and agreed to as of
date first written above.

/s/ Kenneth T. Hern

September 28, 2007

Mr. J.D. McGraw
c/o Nova Biosource Fuels, Inc.
360 North Sam Houston Parkway East, Suite 630
Houston, Texas 77060

Dear Sir:

This letter agreement will confirm the understandings between Nova Biosource Fuels, Inc. (“Nova”) and you, as a stockholder of Nova, in connection with Nova’s private placement of up to $55.0 million of 10% Convertible Senior Secured Notes due 2012 (the “Notes”), which closed on September 28, 2007. Prior to the offering, Jefferies & Company, Inc. (“Jefferies”), the placement agent for the Notes, advised Nova that, to successfully market the offering, buyers of convertible securities must be able to borrow shares of Nova common stock on customary terms in order to hedge purchases of the Notes. Based on the existing public float of Nova’s stock, there was not a sufficient number of shares available in the market to borrow on customary terms. Accordingly, Jefferies stated to Nova that the proposed investors in the Notes would only proceed with the private placement if you, as a significant stockholder of Nova, agreed for a period until September 28, 2012 (the “Availability Period”), to permit Jefferies to borrow up to 3,500,000 shares of Nova common stock as needed. On September 28, 2007, in order to facilitate Nova’s placement of the Notes, you and your affiliates agreed with Jefferies not to dispose of the 3,500,000 shares during the Availability Period and to make the shares available for borrowing by Jefferies during that period. You will receive from Jefferies only a minimal spread of approximately 25 basis points on any shares actually borrowed.

In order to appropriately compensate you and your affiliates for agreeing to lend the shares and accepting the resulting liquidity risk, you and Nova have agreed as follows:

(i)            Promptly following the date hereof, Nova will use all reasonable efforts to file and keep in effect a Registration Statement on Form S-3 or other applicable form to register the resale under the Securities Act of 1933 the shares of Nova common stock subject to the stock loan arrangement.

(ii)           Upon effectiveness of the Registration Statement, you will enter into the Master Share Loan Agreement with Jefferies, in substantially the form presented to you, and to perform your obligations thereunder and under the letter agreement between Jefferies and you entered into contemporaneously herewith.

(iii)          During the Availability Period, you will not dispose of or encumber or otherwise impair in any fashion, at any time, the availability of up to 3,500,000 shares and to make such shares available for borrowing by Jefferies pursuant to the Master Share Lending Agreement.

Nova represents to you that (i) Nova has the requisite corporate power and authority to enter into and perform its obligations under this letter agreement; (ii) this letter agreement has been approved by the Audit Committee of Nova’s Board of Directors; and (iii) any necessary exceptions or waivers under Nova’s Code of Ethics and Business Conduct have been obtained in order to permit Nova to enter into and perform this letter agreement, including any assignment hereof.

This letter agreement contains all the understandings between Nova and you pertaining to the matters referred to herein, and supercedes all undertakings and agreements, whether oral or in writing, previously entered into by Nova and you with respect hereto. No provision of this letter agreement may be amended or waived unless such amendment or waiver is agreed to in writing signed by you and a duly authorized officer of Nova. No waiver by Nova or you of any breach by the other party hereto of any condition or provision of this letter agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time. If any provision of this letter agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this letter agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law. This letter agreement will be governed by and construed in accordance with the laws of the State of New York. This letter agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Please indicate your agreement with the foregoing by signing this letter agreement in the space provided below.

Very truly yours,

Nova Biosource Fuels, Inc.

By:	/s/ Kenneth T. Hern
Name: Kenneth T. Hern
Title: Chairman and CEO

The foregoing letter agreement
is consented and agreed to as of
date first written above.

/s/ J.D. McGraw